Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the Quarterly Report of MetaStat, Inc. (the “Company”) on Form 10-Q for the period ended May 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Douglas A. Hamilton, the President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

 (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

July 14, 2016

/s/ Douglas A. Hamilton
Douglas A. Hamilton President and Chief Executive Officer (Principal Executive and Financial Officer)